EXHIBIT 10(iii)(c)
                                                       Page 1 of 5






          TO:       EXECUTIVE VICE PRESIDENT


          SUBJECT:  BONUS CONTRACT FOR 1996


          The bonus plan applying to you for 1996 is outlined herein.

          Your bonus potential for 1996 will be divided into two parts.
            % of salary will be based on Group Operating results and   % of
          salary will be based on the bonus awarded to the Chairman's
          Office.

          GROUP OPERATIONS CONTRACT (applies to   % of salary)

           1.    Should your Operations Groups attain worldwide operating
                 income of $          , you will receive a bonus of   % of
                    % of your annual salary rate in effect on December 31,
                 1996.

          2a.    For each $          by which your worldwide operating
                 income exceeds $            up to $           , you will
                 receive   % of   % of your salary.  For each $
                 over $            , you will receive  % of   % of your
                 salary.

          2b.    If you achieve a productivity improvement of   %, you will
                 receive an additional   % of   % of your salary.

           3.    If you attain    % accounts receivable and inventory as a
                 percent of sales, you will receive   % of   % of your
                 salary.  For each   % reduction thereafter, you will
                 receive an additional   % of   % of your salary.

           4.    You may receive an additional discretionary award of up to
                   % of   % of your salary.  The award will be based upon
                 your individual achievements and the accomplishments of your Groups. The award will also be determined on the basis of performance in process reengineering and in our company-wide procurement initiative. Any award also will be dependent upon the Company's overall performance.









                                                       EXHIBIT 10(iii)(c)
                                                       Page 2 of 5



          BONUS CONTRACT FOR 1996 - EXECUTIVE VICE PRESIDENT



           5.    The maximum bonus award on the sum of paragraphs (1) and
                 (2) will be limited to   % of   % of your salary. The
                 maximum bonus award on paragraph (3) will be limited to
                   % of   % of your salary.  The maximum bonus award on
                 paragraph (4) will be limited to   % of   % of your
                 salary.

           6.    Should the Company achieve or exceed Earnings Per Share of
                 $     , the total bonus percentage earned by you under
                 paragraphs (1) through (5) will be increased in accordance with the following schedule:

                                             BONUS EARNED PAR. 1-5
                 E.P.S. ACHIEVED                 INCREASED BY
                    $                                 10%
                    $                                 15%
                    $                                 20%
                    $                                 25%



          CORPORATE CONTRACT (applies to   % of salary)


           7. You also will receive a bonus based upon the percentage bonus awarded to the Chairman's office which will apply to
                   % of your salary.  For example, if the bonus awarded to
                 the Chairman's office is   % of salary, your bonus award
                 under this paragraph (7) would be   % of   % of salary.

           8.    The maximum bonus award for paragraphs (1) through (7)
                 will be limited to    % of your total annual salary rate
                 in effect on December 31, 1996.

           9. Acquisitions, divestitures, changes in assignment, changes in accounting procedures or tax law, abnormal deviations to plan in other income and expenses in your financial income statements, and/or corrections in historical data during 1996 may necessitate pro rata adjustments in the above goals and/or actual operating results. Any such changes will be advised to you in a timely manner.








                                                       EXHIBIT 10(iii)(c)
                                                       Page 3 of 5



          BONUS CONTRACT FOR 1996 - EXECUTIVE VICE PRESIDENT



          10.    The results will be tabulated by the Corporate
                 Controller's Office and reflected on Operating Income and Accounts Receivable and Inventory Reports.

          11. It is the present intention of the Company to decide the amount of bonus for 1996 in February 1997. If the above objectives are not attained, any bonus award will be made at the sole discretion of the Company.

          12. The Company will be the final arbiter of interpretation of the above arrangements.





                                           /S/ J. E. Perrella
                                               J. E. Perrella
                                               Chairman










                                                       EXHIBIT 10(iii)(c)
                                                       Page 4 of 5






          TO:       GROUP PRESIDENT


          SUBJECT:  BONUS CONTRACT FOR 1996


          The bonus plan applying to you for 1996 is outlined below:

           1.    Should your operating group attain worldwide operating
                 income of $          , you will receive a bonus of   % of
                 your annual salary rate in effect on December 31, 1996.

          2a.    For each $          by which your worldwide operating
                 income exceeds $          , you will receive   % of your
                 salary.

          2b.    If you achieve a productivity improvement of   %, you will
                 receive an additional   % of your salary.

           3.    If you attain    % accounts receivable and inventory as a
                 percent of sales, you will receive   % of your salary.
                 For each   % reduction thereafter, you will receive an
                 additional   % of your salary.

           4. You may receive an additional discretionary award of up to % of your salary. The award will be based upon your individual achievements and the accomplishments of your Group. Your performance related to reengineering of business processes will be a major factor in determining the amount of bonus awarded under this paragraph especially in our company-wide procurement initiative.
                 Any award also will be dependent upon the Company's overall performance.

           5.    The maximum bonus award on the sum of paragraphs (1) and
                 (2) will be limited to   % of your salary. The maximum
                 bonus award on paragraph (3) will be   % of salary.  The
                 maximum bonus award on paragraph (4) will be   % of
                 salary.  The maximum award on the sum of paragraphs (1)
                 through (4) will be limited to    % of salary.










                                                       EXHIBIT 10(iii)(c)
                                                       Page 5 of 5



          BONUS CONTRACT FOR 1996 - GROUP PRESIDENT



           6.    Should the Company achieve or exceed Earnings Per Share of
                 $    , the total bonus percentage earned by you under
                 paragraphs (1) through (5) will be increased in accordance with the following schedule:

                 EARNINGS PER
                    SHARE                    BONUS % EARNED PAR.1-5
                   ATTAINED                       INCREASED BY
                   $                                  10%
                   $                                  15%
                   $                                  20%
                   $                                  25%

           7.    The maximum bonus award for paragraphs (1) through (6)
                 will be limited to    % of your annual salary rate in
                 effect on December 31, 1996.

           8. Acquisitions, divestitures, changes in assignment, changes in accounting procedures or tax law, abnormal deviations to plan in other income and expenses in your financial income statements, and/or corrections in historical data during 1996 may necessitate pro rata adjustments in the above goals and/or actual operating results. Any such changes will be advised as soon as possible.

           9.    The results will be tabulated by the Corporate
                 Controller's Office and reflected on Operating Income and Accounts Receivable and Inventory Reports.

          10. It is the present intention of the Company to decide the amount of bonus for 1996 in February 1997. If the above objectives are not attained, any bonus award made will be at the sole discretion of the Company.

          11. The Company will be the final arbiter of interpretation of the above arrangements.




                                           /S/ J. E. Perrella
                                               J. E. Perrella
                                               Chairman
